Exhibit 10.1

ARC GROUP, INC.
2014 STOCK INCENTIVE PLAN

1.             Purpose.

The purpose of the 2014 Stock Incentive Plan (the “Plan”) of ARC Group, Inc., a Nevada corporation (the “Company”), is to promote and closely align the interests of officers, directors and employees of, and consultants to, the Company and its stockholders by providing such individuals with stock-based compensation and other performance-based compensation.  The Plan is intended to strengthen the Company’s ability to reward officer, director, employee and consultant performance that enhances long-term stockholder value, increase officer, director, employee and consultant stock ownership through performance-based compensation plans, and strengthen the Company’s ability to attract and retain outstanding officers, directors, employees and consultants.

Except where the context otherwise requires or as specifically provided herein, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Section 424 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”), and any other business venture or affiliate in which the Company has a controlling interest.

2.             Administration.

(a)           Administration by Board.  The Plan will be administered by the board of directors of the Company (the “Board”).  The Board will have full and final authority to operate, manage and administer the Plan on behalf of the Company.  To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), all actions relating to Awards (as defined below) to persons subject to Section 16 of the Exchange Act may be taken by the Board or a Committee (as defined below) composed of two or more members, each of whom is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.  To the extent required for compensation realized from Awards under the Plan to be deductible by the Company pursuant to Section 162(m) of the Code (“Section 162(m)”), such Awards may be granted by the Board or a Committee composed of two or more members, each of whom is an “outside director” within the meaning of Section 162(m).

(b)           Authority of Board.  Except as provided in the Plan, the Board shall be authorized and empowered to take all actions necessary or desirable, in its sole discretion, in connection with the administration of the Plan, including, without limitation, the following:

(1)           to prescribe, amend and rescind rules and regulations relating to the Plan and any Awards and to define terms not otherwise defined herein;

(2)           to determine which persons are Participants (as defined below), to which of such Participants, if any, Awards shall be granted hereunder, and the timing of any such Awards;

(3)           to grant Awards to Participants and determine the terms and conditions thereof, including the number of shares of Common Stock (as defined below) subject to Awards and the circumstances under which Awards become exercisable or vested or are forfeited or expire;

(4)           to establish, verify the extent of satisfaction of, adjust, reduce or waive any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;

(5)           to prescribe and amend the terms and conditions of the agreements or other documents evidencing Awards made under this Plan, which terms and conditions may differ among individual Awards and Participants;

(6)           to interpret and construe this Plan, any rules and regulations under this Plan, and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and

(7)           to make all other determinations deemed necessary or advisable for the administration of the Plan.

All decisions and interpretations by the Board shall be made in the Board’s sole discretion and shall be final, binding and conclusive on all persons having or claiming any interest in the Plan or in any Award.  No member or former member of the Board acting pursuant to the authority delegated by the Board shall be liable for any action or determination made in good faith with respect to the Plan.

(c)           Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”).  Action of a Committee may be taken by the vote of a majority of its members or by the written consent of a majority of its members.  All decisions by a Committee shall be made in the Committee’s sole discretion and shall be final, binding and conclusive on all persons having or claiming any interest in the Plan or in any Award.  A Committee may allocate among its members and delegate to any director of the Company who is not a member of the Committee any of its administrative responsibilities.  All references in the Plan to the “Board” shall mean the Board or one or more Committees to the extent the Board has delegated any of its powers or authority under the Plan to such Committee.

3.             Individuals Eligible for Awards.

Awards under the Plan may be made to the following individuals: (i) employees, officers and directors of the Company, and (ii) consultants and advisors to the Company.  Each individual who is eligible to participate in the Plan or has been granted an Award under the Plan shall be deemed a “Participant.”

4.             Awards Available Under the Plan.

Awards may be made under the Plan in the form of: (i) options, (ii) warrants, (iii) stock appreciation rights, (iv) restricted stock, (v) restricted stock units, (vi) unrestricted stock, and (vii) other equity-based or equity-related awards that the Board determines to be consistent with the purpose of the Plan and the interests of the Company (each award together with the written agreement containing the terms and conditions of the award, an “Award”).

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5.             Stock Available for Awards.

(a)           Number of Shares.  Awards may be made under the Plan for up to 1,000,000 shares of Class A common stock, $0.01 par value per share, of the Company (the “Common Stock”).  If: (i) any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), (ii) any Award results in any Common Stock not being issued (including, without limitation, when an Award is settled for cash), (iii) shares of Common Stock are surrendered or withheld from any Award to satisfy a Participant’s income tax or other withholding obligation, or (iv) shares of Common Stock owned by a Participant are tendered to pay the exercise price of any Award granted under the Plan, then in each such case the shares of Common Stock covered by such expired, terminated, canceled or forfeited Award or that are equal to the number of shares surrendered, withheld or tendered shall again become available for issuance pursuant to Awards granted or to be granted under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitations under the Code.  Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b)           Limitations on Awards.  Except as provided under the Plan and under the terms of any Award: (i) there shall be no limit on the number or the value of shares of Common Stock that may be subject to Awards to any individual under the Plan, and (ii) there shall be no limit on the amount of cash, securities (other than shares of Common Stock as provided herein) or other property that may be delivered pursuant to any Award. The limitations on Awards described in this Section 5(b) shall be construed and applied consistently with Section 162(m) of the Code (“Section 162(m)”) to the extent any Awards are intended to qualify as “performance-based compensation” under Section 162(m).

(c)           Substitute Awards.  The Board may grant Awards in tandem with or in substitution for any other Award granted under this Plan or any award granted under any other plan of the Company.  The Board may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who concurrently become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of property or stock of the employing corporation.  The Board may direct that the substitute Awards be granted on such terms and conditions as the Board considers appropriate in the circumstances.

6.             Options.

(a)           General.  The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option, and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.  An Option that is not intended to be an Incentive Stock Option (as defined below) or that is intended to be an Incentive Stock Option but fails to so qualify, whether at the time of grant or thereafter, shall be designated a “Nonstatutory Stock Option”.

(b)           Incentive Stock Options.  An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of the Company, any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate fair market value as determined by, or in a manner approved by, the Board in good faith (“Fair Market Value”), determined as of the time of grant, of the shares of Common Stock with respect to which Incentive Stock Options granted under the Plan and any other plan of the Company become exercisable for the first time by a Participant during any calendar year shall not exceed $100,000.  The Company shall have no liability to a Participant, or any other party, if an Option, or any part thereof, that is intended to be an Incentive Stock Option is not an Incentive Stock Option.

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(c)           Exercise Price.  The Board shall establish the exercise price of an Option at the time each Option is granted and specify it in the applicable Award; provided, however, that if the Option granted is an Incentive Stock Option, the exercise price shall be not less than 100% of the Fair Market Value of the Common Stock at the time the Incentive Stock Option is granted.  If an employee owns or is deemed to own, by reason of the attribution rules applicable under Section 424(d) of the Code, more than 10% of the combined voting power of all classes of stock of the Company and an Incentive Stock Option is granted to such employee, the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock at the time the Option is granted.

(d)           Duration.  Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award; provided, however, that no Option will be granted for a term in excess of 10 years.  If an employee owns or is deemed to own, by reason of the attribution rules applicable under Section 424(d) of the Code, more than 10% of the combined voting power of all classes of stock of the Company and an Incentive Stock Option is granted to such employee, the term of such Option shall be no more than five years from the date of grant.

(e)           Exercisability; Rights of Stockholder.  Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Board.  In the alternative, the Board may specify that an Option shall become vested and exercisable upon the achievement of such performance goals, objectives and other conditions as it may establish at the time of grant.  A Participant shall have the rights of a stockholder only as to shares of Common Stock acquired upon the exercise of an Option and not as to shares of Common Stock underlying unexercised Options.

(f)           Restrictions.  The Board shall determine, with respect to each Option to be granted, the nature and extent of the restrictions, if any, to be imposed on the shares of Common Stock that may be purchased thereunder.  Without limiting the generality of the foregoing, the Board may impose conditions restricting absolutely or conditionally the transferability of shares of Common Stock acquired through the exercise of Options for such periods, and subject to such conditions, including continued employment of the Participant by the Company, as the Board may determine.

(g)           Method of Exercise.  Options may be exercised in whole or in part by delivering written notice of exercise to the Company specifying the number of shares to be purchased and signed by the proper person, or by any other form of notice, including electronic notice, approved by the Board, together with payment in full of the aggregate exercise price for the number of shares for which the Option is exercised.

(h)           Methods of Payment.  Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as specified in the applicable Award; provided, however, that if no such method of payment is specified in the Award, the Common Stock purchased upon the exercise of the Option may be paid for as follows:

(1)           in cash or by check, payable to the order of the Company;

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(2)           if the shares of Common Stock underlying the Option are registered under the Securities Act of 1933, as amended (the “Securities Act”), except as the Board may, in its sole discretion, otherwise provide in an Award, by: (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding, or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company the exercise price and any required tax withholding;

(3)           if the shares of Common Stock underlying the Option are registered under the Securities Act, by delivery of such shares of Common Stock owned by the Participant valued at their Fair Market Value, provided: (i) such method of payment is then permitted under applicable law, (ii) such shares of Common Stock were owned by the Participant at least six months prior to such delivery, and (iii) such shares of Common Stock are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements or restrictions (any such shares satisfying all of the requirements set forth in subsections (i), (ii) and (iii), “Mature Shares”);

(4)           by reducing the number of shares of Common Stock otherwise issuable under the Option to the Participant upon the exercise of the Option by a number of shares of Common Stock having a Fair Market Value equal to such aggregated exercise price; provided, however, that such method of payment is then permitted under applicable law;

(5)           to the extent permitted by applicable law and by the Board, in its sole discretion, by: (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(6)           by any combination of the above permitted forms of payment.

The delivery of certificates representing the shares of Common Stock to be purchased pursuant to the exercise of an Option will be contingent upon receipt from the Participant (or a purchaser acting in his stead in accordance with the provisions of the Option) by the Company of the full purchase price for the shares and the fulfillment of any other requirements contained in the Option or imposed by applicable law.

7.             Warrants.

(a)           General.  The Board may grant warrants to purchase Common Stock (each, a “Warrant”) and determine the number of shares of Common Stock to be covered by each Warrant, the exercise price of each Warrant, and the conditions and limitations applicable to the exercise of each Warrant, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(b)           Exercise Price.  The Board shall establish the exercise price of a Warrant at the time each Warrant is granted and specify it in the applicable Award.

(c)           Exercisability; Rights of Stockholder.  Warrants shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Board.  In the alternative, the Board may specify that a Warrant shall become vested and exercisable upon the achievement of such performance goals, objectives and other conditions as it may establish at the time of grant.  A Participant shall have the rights of a stockholder only as to shares of Common Stock acquired upon the exercise of a Warrant and not as to shares of Common Stock underlying unexercised Warrants.

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(d)           Restrictions.  The Board shall determine, with respect to each Warrant to be granted, the nature and extent of the restrictions, if any, to be imposed on the shares of Common Stock that may be purchased thereunder.  Without limiting the generality of the foregoing, the Board may impose conditions restricting absolutely or conditionally the transferability of shares of Common Stock acquired through the exercise of Warrants for such periods, and subject to such conditions, including continued employment of the Participant by the Company, as the Board may determine.

(e)           Method of Exercise.  Warrants may be exercised in whole or in part by delivering written notice of exercise to the Company specifying the number of shares to be purchased and signed by the proper person, or by any other form of notice, including electronic notice, approved by the Board, together with payment in full of the aggregate exercise price for the number of shares for which the Warrant is exercised.

(f)           Methods of Payment.  Common Stock purchased upon the exercise of a Warrant granted under the Plan shall be paid for as specified in the applicable Award; provided, however, that if no such method of payment is specified in the Award, the Common Stock purchased upon the exercise of the Warrant may be paid for as follows:

(1)           in cash or by check, payable to the order of the Company;

(2)           if the shares of Common Stock underlying the Warrant are registered under the Securities Act, except as the Board may, in its sole discretion, otherwise provide in an Award, by: (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding, or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company the exercise price and any required tax withholding;

(3)           if the shares of Common Stock underlying the Warrant are registered under the Securities Act, by delivery of such shares of Common Stock owned by the Participant valued at their Fair Market Value, provided: (i) such method of payment is then permitted under applicable law, (ii) such shares of Common Stock were owned by the Participant at least six months prior to such delivery, and (iii) such shares of Common Stock are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements or restrictions (any such shares satisfying all of the requirements set forth in subsections (i), (ii) and (iii), “Mature Shares”);

(4)           by reducing the number of shares of Common Stock otherwise issuable under the Warrant to the Participant upon the exercise of the Warrant by a number of shares of Common Stock having a Fair Market Value equal to such aggregated exercise price; provided, however, that such method of payment is then permitted under applicable law;

(5)           to the extent permitted by applicable law and by the Board, in its sole discretion, by: (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(6)           by any combination of the above permitted forms of payment.

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The delivery of certificates representing the shares of Common Stock to be purchased pursuant to the exercise of a Warrant will be contingent upon receipt from the Participant (or a purchaser acting in his stead in accordance with the provisions of the Warrant) by the Company of the full purchase price for the shares and the fulfillment of any other requirements contained in the Warrant or imposed by applicable law.

8.             Stock Appreciation Rights.

(a)           General.  The Board may grant Awards entitling the holder on exercise thereof to acquire: (i) a number of shares of Common Stock, (ii) an equivalent amount of cash, or (iii) a combination of Common Stock and cash, as determined by the Board in its sole discretion, determined in whole or in part by reference to the appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock (each, a “SAR”), with such rights and subject to such restrictions and conditions as the Board may determine at the time of grant.

(b)           Exercise Price.  The Board shall establish the exercise price at the time each SAR is granted and specify it in the applicable Award.

(c)           Calculation of Appreciation.  Upon exercise, the Participant shall receive a number of shares of Common Stock, an amount of cash, or a combination of Common Stock and cash, having an aggregate Fair Market Value equal to the product of: (i) the sum of: (x) the Fair Market Value of a share of Common Stock on the date of the Participant’s request, less (y) the exercise price per share of Common Stock specified in such SAR, multiplied by (ii) the number of shares of Common Stock for which such SAR shall be exercised.

(d)           Exercisability; Rights of Stockholder.  SARs shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Board.  In the alternative, the Board may specify that a SAR shall become vested and exercisable upon the achievement of such performance goals, objectives and other conditions as it may establish at the time of grant.  A Participant shall have the rights of a stockholder only as to shares of Common Stock acquired upon the exercise of a SAR and not as to shares of Common Stock underlying unexercised SARs.

(e)           Restrictions.  The Board shall determine, with respect to each SAR to be granted, the nature and extent of the restrictions, if any, to be imposed on any shares of Common Stock that may be purchased thereunder.  Without limiting the generality of the foregoing, the Board may impose conditions restricting absolutely or conditionally the transferability of shares of Common Stock acquired through the exercise of SARs for such periods, and subject to such conditions, including continued employment of the Participant by the Company, as the Board may determine.

(f)           Method of Exercise.  SARs may be exercised in whole or in part by delivering written notice of exercise to the Company specifying the number of shares to be purchased and signed by the proper person, or by any other form of notice, including electronic notice, approved by the Board.

9.             Restricted Stock.

(a)           General.  The Board may grant Awards entitling recipients to acquire, for such purchase price, if any, as may be determined by the Board, shares of Common Stock (“Restricted Stock”) with such rights and subject to such restrictions and conditions as the Board may determine at the time of grant.

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(b)           Acceptance of Award.  A Participant who is granted Restricted Stock shall have no rights with respect to such Award unless the Participant shall have accepted the Award within 90 days (or such longer or shorter period of time as the Board may specify in the Award) following the date of the Award by making payment to the Company of the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument in such form as the Board shall determine that sets forth the terms and conditions applicable to the Restricted Stock.

(c)           Vesting of Restricted Stock.  Shares of Restricted Stock shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Board.  In the alternative, the Board may specify that the shares of Restricted Stock shall become vested and exercisable upon the achievement of such performance goals, objectives and other conditions as it may establish at the time of grant.  Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.”

(d)           Rights as a Stockholder.  Upon complying with the provisions of this Section 9, a Participant shall have all the rights of a stockholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in the Plan and subject to such other conditions contained in the Award.  Unless the Board shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 9(c) above.

(e)           Waiver, Deferral and Reinvestment of Dividends.  The written instrument evidencing the Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

10.           Restricted Units.

(a)           General.  The Board may grant Awards entitling recipients to acquire in the future: (i) shares of Common Stock, (ii) an equivalent amount of cash, or (iii) a combination of shares of Common Stock and cash, as determined by the Board in its sole discretion, with such rights and subject to such restrictions and conditions as the Board may determine at the time of grant, (each, a “Restricted Unit”; together with Restricted Stock, a “Restricted Award”).

(b)           Vesting of Restricted Units.  Restricted Units shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Board.  In the alternative, the Board may specify that a Restricted Unit shall become vested and exercisable upon the achievement of such performance goals, objectives and other conditions as it may establish at the time of grant.

(c)           No Rights as Stockholder.  A Participant holding Restricted Units shall not have the rights of a stockholder with respect to the shares of Common Stock, if any, issuable under such Restricted Units, unless and until such shares are issued to the Participant pursuant to the provisions of the Restricted Units and this Plan.

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11.           Unrestricted Stock.

The Board may grant Awards entitling recipients to acquire, for such purchase price, if any, as may be determined by the Board, shares of Common Stock free of any vesting restrictions or conditions under the Plan (“Unrestricted Stock”).  Shares of Unrestricted Stock may be granted or sold in respect of past services or other valid consideration.

12.           Other Equity-Based Awards.

The Board may grant other types of equity-based or equity-related Awards in such amounts and subject to such terms and conditions as the Board may determine.  Such Awards may entail the transfer of actual shares of Common Stock to Participants or payment in cash or otherwise of amounts based on the value of shares of Common Stock, and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

13.           Adjustments for Changes in Common Stock and Certain Other Events.

Awards shall be adjusted by the Company to address changes in capitalization, liquidation or dissolution events, reorganization and change in control events, and other similar events in the manner specified in the applicable Award; provided, however, that if no such methods of adjustment are provided in the Award, the Award shall be adjusted as follows:

(a)           Changes in Capitalization.  In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of shares of Common Stock other than an ordinary cash dividend: (i) the number and class of securities available under this Plan, (ii) the limitations on Awards set forth in Section 5(b), (iii) the number and class of securities and exercise price per share subject to each Option, Warrant and SAR then outstanding, (iv) the repurchase price per share of Common Stock subject to each Restricted Award then outstanding, and (v) the terms of each other stock-based Award then outstanding, shall be adjusted appropriately by the Company, or substituted Awards may be made, if applicable, to the extent the Board shall determine, in good faith, that such an adjustment or substitution is necessary or appropriate.  Any adjustment under this Section 13(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.  If this Section 13(a) applies to an event and Section 13(c) also applies to the event, Section 13(c) shall be applicable to the event, and this Section 13(a) shall not be applicable to the event.

(b)           Liquidation or Dissolution.  In the event the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, the Board shall provide that: (i) except to the extent specifically provided to the contrary in any Award, all then unexercised Options, Warrants and SARs outstanding will: (A) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation, dissolution, sale or disposition, and (B) terminate effective upon such liquidation, dissolution, sale or disposition, except to the extent exercised before such effective date, and (ii) except to the extent specifically provided in any Restricted Award, all restrictions and conditions on all Restricted Awards then outstanding shall automatically be deemed terminated or satisfied.

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(c)           Reorganization and Change in Control Events.

(1)           Definitions.

(a)           A “Reorganization Event” shall mean the consummation, in one transaction or a series of transactions, of:

(i)            a merger or consolidation of the Company with or into another entity as a result of which all of the outstanding shares of Common Stock are converted into or exchanged for the right to receive cash, securities or other property; or

(ii)           a share exchange transaction pursuant to which all of the outstanding shares of Common Stock are exchanged for cash, securities or other property.

(b)           A “Change in Control Event” shall mean:

(i)            the consummation of an acquisition by an individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (each, a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either: (x) the then-outstanding shares of Common Stock (the “Outstanding Common Stock”), or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for Common Stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan or related trust sponsored or maintained by the Company or any entity controlled by the Company, or (D) any acquisition by any entity pursuant to a Business Combination (as defined in Section 13(c)(1)(b)(iii) below) that complies with clauses (x), (y) and (z) of subsection (iii) of this definition;

(ii)           an event that results in the Continuing Directors (as defined below) not constituting a majority of the Board (or, if applicable, the board of directors of the acquiring or succeeding entity).  “Continuing Director” means, at any date, a member of the Board: (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board, or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

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(iii)          the consummation, in one transaction or a series of transactions, of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale, lease, exchange, disposition or other transfer of all or substantially all of the assets of the Company (a “Business Combination”) unless, immediately following such Business Combination, each of the following three conditions is satisfied: (x) all or substantially all of the Persons that were the beneficial owners of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the acquiring or succeeding entity in such Business Combination, which shall include, without limitation, an entity that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries (such resulting or acquiring entity is referred to herein as the “Acquiring Entity”) in substantially the same proportions as their ownership of the Outstanding Common Stock and Outstanding Voting Securities, respectively, immediately prior to such Business Combination, (y) no Person (excluding the Acquiring Entity or any employee benefit plan or related trust maintained or sponsored by the Company or by the Acquiring Entity) beneficially owns, directly or indirectly, 50% or more of the then-outstanding shares of common stock of the Acquiring Entity or the combined voting power of the then-outstanding securities of the Acquiring Entity entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination), and (z) Continuing Directors constitute at least a majority of the members of the Board after the consummation of the Business Combination.

(c)           When a series of transactions undertaken with a common purpose are deemed by the Board to be a Change in Control, the date of the Business Combination shall be the date on which the last of such transactions is consummated.

(2)           Effect on Options, Warrants and SARs.

(a)           Reorganization Event.

(i)            Upon the occurrence of a Reorganization Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to a Reorganization Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Options, Warrants and SARs shall be assumed, or equivalent options, warrants and stock appreciation rights shall be substituted, by the acquiring or succeeding entity (or an affiliate thereof); provided, however, that if such Reorganization Event also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option, Warrant or SAR or any other agreement between a Participant and the Company, such assumed or substituted options, warrants and stock appreciation rights shall be immediately exercisable in full upon the occurrence of such Reorganization Event.  For purposes hereof, an Option, Warrant or SAR shall be considered to be assumed if, following consummation of the Reorganization Event, the Option, Warrant or SAR confers the right to purchase, for each share of Common Stock subject to the Option, Warrant or SAR immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding entity (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding entity (or an affiliate thereof), provide for the consideration to be received upon the exercise of Options, Warrants and SARs to consist solely of common stock of the acquiring or succeeding entity (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of Common Stock as a result of the Reorganization Event.

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(ii)           Notwithstanding the provisions of Section 13(c)(2)(a)(i), if the acquiring or succeeding entity (or an affiliate thereof) does not agree to assume, or substitute for, such Options, Warrants and SARs, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options, Warrants and SARs will become exercisable in full as of a specified time at least 10 business days prior to the effective date of the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the “Acquisition Price”), then the Board may instead provide that all outstanding Options, Warrants and SARs shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which: (x) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options, Warrants and SARs (whether or not then exercisable), exceeds (y) the aggregate exercise price of such Options, Warrants and SARs.  To the extent all or any portion of an Option, Warrant or SAR becomes exercisable solely as a result of the first sentence of this paragraph, upon exercise of such Option, Warrant or SAR, the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the exercise price of the Option, Warrant or SAR.  Such repurchase right: (x) shall lapse at the same rate as the Option, Warrant or SAR would have become exercisable under its terms, and (y) shall not apply to any shares subject to the Option, Warrant or SAR that was exercisable under its terms without regard to the first sentence of this paragraph.

(b)           Change in Control Event that is not a Reorganization Event.  Upon the occurrence of a Change in Control Event that does not also constitute a Reorganization Event, except to the extent specifically provided to the contrary in any Option, Warrant or SAR Award, all Options, Warrants and SARs then outstanding shall automatically become immediately exercisable in full.

(3)           Effect on Restricted Awards and Awards of Unrestricted Stock.

(a)           Reorganization Event that is not a Change in Control Event.  Upon the occurrence of a Reorganization Event that is not a Change in Control Event: (i) all outstanding Restricted Awards shall be assumed by the acquiring or succeeding entity (or an affiliate thereof) and shall apply to the cash, securities or other property that the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Awards, and (ii) all outstanding Awards of unrestricted Common Stock shall apply to the cash, securities or other property that the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Awards.

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(b)           Change in Control Event.  Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes a Reorganization Event), all restrictions and conditions on all Restricted Awards and Awards of unrestricted Common Stock then outstanding shall automatically be deemed terminated or satisfied in full, as applicable.

(d)           Notice of Adjustment.  When any adjustment is required to be made under this Section 13, the Company shall promptly notify the Participant of such event and of the number of shares of Common Stock or other securities or property thereafter owned or that may be acquired under an Award.

(e)           No Impairment.  The Company and the Participant will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company or the Participant, respectively, but will at all times in good faith assist in the carrying out of all the provisions of this Section 13 and in the taking of all such action as may be necessary or appropriate in order to protect the rights or the Company and the Participant against impairment.

14.           Termination of Awards.

Awards shall terminate in the manner specified in the applicable Award; provided, however, that if no such methods of termination are specified in the Award, the Award shall terminate as follows:

(a)           Termination by Death.  If any Participant’s employment by, or other relationship with, the Company terminates by reason of death: (i) any Options, Warrants or SARs then owned by such Participant may thereafter be exercised, to the extent exercisable at the date of death by the legal representative or legatee of the Participant, until the earlier of the date that is 90 days (or such longer period as the Board shall specify at any time) after the date of death or the date of expiration of the stated term of the Options, Warrants or SARs, and (ii) the legal representative or legatee of the Participant shall have the right to acquire any shares of Common Stock underlying any Restricted Awards then owned by the Participant, to the extent the restrictions and conditions on such Restricted Awards have been terminated or satisfied at the date of death, until the earlier of the date that is 90 days (or such longer period as the Board shall specify at any time) after the date of death or the date of expiration of the stated term of the Restricted Award.

(b)           Termination by Reason of Disability or Retirement.

(1)           If a Participant’s employment by, or other relationship with, the Company terminates by reason of disability as set forth in Section 22(e)(3) of the Code (“Disability”): (i) any Options, Warrants or SARs then owned by such Participant may thereafter be exercised, to the extent they were exercisable at the time of such termination of employment, until the earlier of the date that is 90 days (or such longer period as the Board shall specify at any time) after the date of such termination of employment or the date of expiration of the stated term of the Options, Warrants or SARs, and (ii) the legal representative or guardian of the Participant shall have the right to acquire any shares of Common Stock underlying any Restricted Awards then owned by the Participant, to the extent the restrictions and conditions on such Restricted Awards have been terminated or satisfied at the date of such termination of employment, until the earlier of the date that is 90 days (or such longer period as the Board shall specify at any time) after the date of such termination of employment or the date of expiration of the stated term of the Restricted Award.

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(2)           If a Participant retires in good standing from active employment or service with the Company in accordance with the retirement policies of the Company then in effect (“Retirement”), (i) any Options, Warrants and SARs then held by the Participant may thereafter be exercised, to the extent they were exercisable at the time of such termination, until the earlier of the date that is 90 days (or such longer period as the Board shall specify at any time) after the date of such Retirement or the date of expiration of the stated term of the Options, Warrants or SARs, and (ii) the Participant shall have the right to acquire any shares of Common Stock underlying any Restricted Awards then owned by the Participant, to the extent the restrictions and conditions on such Restricted Awards have been terminated or satisfied at the date of such Retirement, until the earlier of the date that is 90 days (or such longer period as the Board shall specify at any time) after the date of such Retirement or the date of expiration of the stated term of the Restricted Award.

(3)           The Board shall have sole authority and discretion to determine whether a Participant’s employment or services has been terminated by reason of Disability or Retirement.

(c)           Termination for Cause.  If a Participant’s employment by, or other relationship with, the Company terminates for “Cause,” any Options, Warrants, SARs and Restricted Awards held by such Participant shall immediately terminate and be of no further force and effect; provided, however, that the Board may, in its sole discretion, provide that any such Options, Warrants, SARs and Restricted Awards may be exercised until the earlier of the date that is 90 days after the date of such termination of employment or the date of expiration of the stated term of the Options, Warrants, SARs or Restricted Awards.

“Cause” shall have the meaning ascribed to such term in any employment, consulting, advisory or other agreement between the applicable Participant and the Company; provided, however, that if no such agreement exists or, if such agreement exists but no such term is provided or defined therein, “Cause” shall mean a determination by the Company (including the Board) that the Participant’s employment or other relationship with the Company should be terminated as a result of: (i) a material breach by the Participant of any agreement to which the Participant and the Company are parties, (ii) any act or omission to act, other than death, Disability or Retirement, by the Participant that has a material and adverse effect on the business of the Company or on the Participant’s ability to perform services for the Company, including, without limitation, the proven or admitted commission of a felony, or (iii) any material misconduct or material neglect of duties by the Participant in connection with the business or affairs of the Company.

(d)           Other Termination.  Unless otherwise determined by the Board, if a Participant’s employment by, or other relationship with, the Company terminates for any reason other than death, Disability, Retirement or for Cause: (i) any Options, Warrants and SARs held by such Participant may thereafter be exercised, to the extent they are exercisable on the date of termination of employment, until the earlier of the date that is 90 days (or such longer period as the Board shall specify at any time) after the date of such termination of employment or the date of expiration of the stated term of the Options, Warrants and SARs, and (ii) the Participant shall have the right to acquire any shares of Common Stock underlying any Restricted Awards then owned by the Participant, to the extent the restrictions and conditions on such Restricted Awards have been terminated or satisfied at the date of such termination of employment, until the earlier of the date that is 90 days (or such longer period as the Board shall specify at any time) after the date of such termination of employment or the date of expiration of the stated term of the Restricted Award.

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(e)           Transfer and Leave of Absence.  For purposes of this Plan, the following events shall not be deemed a termination of employment: (i) a transfer of employment between any of the Company, a parent, a subsidiary or any other affiliate of the Company, and (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Board, if the employee’s right to re-employment is guaranteed by a statute, by contract or under the policy pursuant to which the leave of absence was granted, or if the Board otherwise so provides in writing.

15.           Withholding.

(a)           Payment by Participant.  Each Participant shall pay to the Company, or make arrangements satisfactory to the Board regarding payment of, any federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to such income.  The Company may, to the extent permitted by law, deduct any such taxes from any payment of any kind otherwise due to a Participant whether or not pursuant to the Plan.

(b)           Payment in Shares.  A Participant may elect, with the consent of the Board, to have such tax withholding obligation satisfied, in whole or in part, by: (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to an Award a number of shares of Common Stock having an aggregate Fair Market Value that would satisfy the minimum withholding amount due with respect to such Award, or (ii) delivering to the Company a number of Mature Shares with an aggregate Fair Market Value that would satisfy the minimum withholding amount due.  The Company may require that any fractional share amount be settled in cash.  For the purposes of this Section 15(b), Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined.

(c)           Notice of Disqualifying Disposition.  If any Participant shall make any disposition of shares of Common Stock delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), the Participant shall notify the Company of such disposition within 10 days thereof.

16.           Status of Participant.  With respect to the portion of any Award that has not been exercised and any payments in cash, shares of Common Stock or other consideration not received by a Participant, a Participant shall have no rights greater than those of a general unsecured creditor of the Company unless the Board shall otherwise expressly determine in connection with an Award.  The Board may, in its sole discretion, authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver shares of Common Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the preceding sentence.

17.           General Provisions Applicable to Awards.

(a)           Transferability of Awards.  Except as the Board may otherwise determine or provide in an Award or as otherwise provided in the Plan, no Award or any right or obligation thereunder may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, whether voluntarily or involuntarily, by the person to whom they are granted, except by will or the laws of descent and distribution.  Awards shall be exercisable only by the Participant or the Participant’s legal representative.  References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.  Notwithstanding the immediately proceeding three sentences, the Board may permit a Participant to transfer any Award to any person or entity that the Board so determines under such terms and conditions that it deems appropriate in its sole discretion.  Any assignment in violation of the provisions of this Section 17(a) shall be void.  All of the terms and conditions of this Plan and any Awards shall be binding upon any such permitted successors and assigns of the Participant.

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(b)           Agreements Evidencing Awards.  Each Award granted under the Plan shall be evidenced by a written document that shall contain such provisions and conditions as the Board deems appropriate.  By accepting an Award, a Participant thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Award.

(c)           Non-Uniform Determinations.  Except as otherwise provided by the Plan, each Award may be made alone or in addition to or in relation to any other Award.  The terms of each Award need not be identical, and the Board need not treat Participants uniformly, regardless of whether such persons are similarly situated.  Without limiting the generality of the foregoing, the Board shall be entitled, among other things, to make non-uniform and selective determinations when issuing Awards, and to grant non-uniform and selective Awards as to: (i) the persons to receive Awards, (ii) the terms and provisions of Awards, and (iii) whether a Participant’s employment has been terminated for purposes of the Plan.

(d)           Acceleration.  The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

(e)           Delivery of Shares.  The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until: (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant shall have executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(f)           Stock Certificates.  Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company or the Company’s designee.  At the expiration of the applicable restriction periods, the Company or such designee shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the Participant’s legal representative or legatee.  Delivery of stock certificates to Participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company has delivered such certificates in the United States mail, addressed to the Participant, at the Participant’s last known address on file with the Company.

18.           Miscellaneous.

(a)           No Right To Employment or Other Status.  No person shall have any claim or right to be granted an Award.  The adoption of the Plan and grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company.  The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award.

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(b)           Nature of Payments.  Any and all grants of Awards and deliveries of shares of Common Stock, cash, securities or other property under the Plan shall be in consideration of services performed or to be performed for the Company by the Participant.  Awards under the Plan may, in the discretion of the Board, be made in substitution in whole or in part for cash or other compensation otherwise payable to a Participant.  All such grants and deliveries shall constitute a special discretionary incentive payment to the Participant and shall not be required to be taken into account in computing the amount of salary or compensation of the Participant for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or under any agreement with the Participant, unless the Company specifically provides otherwise.

(c)           No Rights As Stockholder.  Subject to the provisions of the applicable Award, no Participant or designated beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until delivery of the shares to the Participant or the Participant’s legal representative or legatee.  Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of, and the number of shares subject to, an Option, Warrant or SAR are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), a Participant who exercises such Option, Warrant or SAR between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option, Warrant or SAR exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(d)           Effective Date of Plan.  The Plan shall become effective on the date on which it is adopted by the Board; provided, however, that: (i) no Award granted to a Participant shall become effective until any stockholder approval of the Company to issue the underlying securities necessary under applicable legal, regulatory or listing requirements is obtained, and (ii) no Award granted to a Participant that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company’s stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under Section 162(m).

(e)           Entire Agreement.  This Plan and any Award contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.  No party shall be liable or bound to any other party in any manner by any warranties, representations, guarantees or covenants except as specifically set forth in the Plan and any Award.  By accepting an Award, the Participant agrees that it has not relied upon any representation or warranty, whether written or oral, made by the Company or any of its officers, directors, employees, agents or representatives, in making its decision to accept the Award.

(f)           Amendment of Plan or Award.  The Board may not amend or terminate a previously issued and outstanding award without the written consent of the recipient thereof.  Unless otherwise determined by the Board, stockholder approval of any suspension, discontinuance, revision or amendment shall be obtained only to the extent necessary to comply with any applicable law, rule or regulation.  To the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company’s stockholders if required by Section 162(m) (including the vote required under Section 162(m)).  No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.  Notwithstanding the terms of this Section 18(f), the Plan and any Award may be amended without any additional consideration to affected Participants to the extent necessary to comply with, or avoid penalties under, Section 409A of the Code (“Section 409A”), even if those amendments reduce, restrict or eliminate rights granted prior to such amendments.

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(g)           Severability.  If any provision of the Plan or any Award or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of the Plan or any Award shall remain in full force and effect and shall be reformed to render the Agreement valid and enforceable while reflecting to the greatest extent permissible the intent of the parties.

(h)           Successors and Assigns.  The terms and conditions of the Plan and any Award shall be binding upon and inure to the benefit of the Company and its successors and assigns.

(i)            Termination of Plan.  The Plan shall terminate on the tenth anniversary of the effective date of the Plan.   The Board may terminate the Plan at any time prior to such date.  No Award may be granted under the Plan after the Plan has been terminated.  No Award granted while this Plan is in effect shall be altered or impaired by termination of the Plan, except upon the written consent of the holder of such Award.  The power of the Board to construe and interpret this Plan and the Awards granted prior to the termination of the Plan shall continue after such termination.

(j)            Other Compensatory Arrangements.  Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, and such arrangements may be either generally applicable or applicable only in specific cases.

(k)           Consents and Legal Requirements.  If the Board shall at any time determine that any Consent (as defined below) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of shares of Common Stock, or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action being hereinafter referred to as a “Plan Action”), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Board.  The Board may require each person acquiring shares of Common Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares for investment purposes only and without a view to distribution thereof.  The Board may also direct that any certificate evidencing shares delivered pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as the Board may determine to be necessary or desirable, and may advise the transfer agent to place a stop order against any legended shares.

“Consent” as used herein with respect to any Plan Action includes: (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, or any law, rule or regulation of a jurisdiction outside the United States, (ii) any and all written agreements and representations by the Participant with respect to the disposition of shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification, or to obtain an exemption from the requirement that any such listing, registration or qualification be made, (iii) any and all other consents, clearances and approvals in respect of a plan action by any governmental or other regulatory body or any stock exchange or self-regulatory agency, and (iv) any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Board.  Nothing herein shall require the Company to list, register or qualify the shares of Common Stock on any securities exchange.

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(l)            Section 83(b) Election.  No election under Section 83(b) of the Code (relating to the inclusion of gross income in the year of transfer the amounts specified in such Code section) or under a similar provision of the law of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award or by action of the Board in writing prior to the making of such election.  If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted under the terms of the Award or by such Board action to make any such election and the Participant makes the election, the Participant shall notify the Board of such election within 10 days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing or notification required pursuant to the regulations issued under Section 83(b) of the Code or other applicable provision.

(m)          Absence of Third-Party Beneficiary Rights.  Unless expressly provided in the Plan or any Award, no provision of the Plan or any Award is intended, nor will be interpreted, to provide or create any third-party beneficiary rights or any other rights of any kind in any client, customer, affiliate, officer, director, stockholder, employee, partner of any party hereto or any other person or entity, and, except as so provided, all provisions hereof and thereof will be solely between the parties to the Plan and any Award.

(n)           Provisions for Foreign Participants.  The Board may modify the terms and conditions of Awards granted to Participants who are foreign nationals or employed outside the United States, establish sub-plans under the Plan, or adopt such modifications or procedures as the Board may determine to be necessary or advisable, to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit, accounting or other matters.

(o)           Liability of the Company.  The Company and any affiliate that is in existence or hereafter comes into existence shall not be liable to a Participant or other persons as to: (i) the non-issuance or sale of shares of Common Stock as to which the Company has been unable to obtain approval from any regulatory body having jurisdiction deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, and (ii) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Option, Warrant, SAR or other Award granted hereunder.

(p)           Governing Law.  This Plan and any Award (unless otherwise provided in the Award) shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.  Any action arising out of or relating to any of the provisions of this Plan or such Award may be brought and prosecuted only in the courts of, or located in, the State of Florida with venue in Duval County, and in the event of such election the parties hereto consent to the jurisdiction and venue of said courts.

(q)           Section 409A.

(1)           Any Award under the Plan is intended either: (i) to be exempt from Section 409A under the stock right, short-term deferral or other exceptions available under Section 409A, or (ii) to comply with Section 409A, and the Plan shall be administered in a manner consistent with such intent.

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(2)           Each Participant shall be solely responsible and liable for the satisfaction of any and all taxes and penalties that may be imposed on such Participant or for such Participant’s account in connection with an Award (including any taxes and penalties under Section 409A), and by accepting any Award under this Plan, each Participant acknowledges the same and agrees to be solely responsible and liable for, and hold the Board, the Committee, the Company and any subsidiary of the Company, and any employee or agent of any of the foregoing, harmless from, any adverse consequences to the Participant under the Code with respect to the Award or any underlying shares of Common Stock or other property, whether resulting from any action or inaction or omission of any such parties pursuant to the Plan or otherwise.

(3)           If, at the time of a Participant’s “separation from service” (within the meaning of Section 409A): (i) such Participant shall be a “specified employee” (within the meaning of Section 409A) and using the identification methodology selected by the Company from time to time, and (ii) the Committee shall make a good faith determination that an amount payable pursuant to an Award constitutes “deferred compensation” (within the meaning of Section 409A) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A in order to avoid taxes or penalties under Section 409A, then the Company shall not pay such amount on the otherwise scheduled payment date, but shall instead pay it on the first business day after such six-month period.  Such amount shall be paid without interest, unless otherwise determined by the Committee, in its discretion, or as otherwise provided in any applicable employment agreement between the Company and the relevant Participant.

(r)            Clawback. Notwithstanding any other provisions in this Plan to the contrary, by acceptance of any Award hereunder, each Participant expressly acknowledges and agrees that any and all Awards, and any incentive-based compensation, or any other compensation, awarded or paid to any Participant pursuant to this Plan which is subject to recovery under any law, government regulation or stock exchange listing requirement, including, but not limited to, the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations of that Act, will be subject to such deductions, recovery and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).  In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property in the event a Participant’s employment by, or other relationship with, the Company terminates for “Cause” (as defined in Section 14(c)).  Participants shall, upon written demand by the Company, promptly repay any such Award, incentive-based compensation or other compensation or take such other action as the Company may require for compliance with this Section.  No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason,” “constructive termination,” or similar term under any agreement with the Company.

* * * * *

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